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                              AIM SUMMIT FUND, INC.

                      Supplement dated December 28, 1995
      to the Prospectus dated March 1, 1995, as revised September 22, 1995 and as Supplemented November 20, 1995



         Effective January 2, 1996, the net asset value of a Fund share will be determined as of the close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on each business day of the Fund. For purposes of determining net asset value per share, futures and options contract closing prices which are available 15 minutes after the close of trading of the New York Stock Exchange will generally be used.